Exhibit 99.1

Contact:

For Immediate Release:	Mollie Condra, Ph.D. Vice President, Investor Relations & Communications HealthStream, Inc. (615)-301-3237 Mollie.condra@healthstream.com

HealthStream Announces Management Team Changes

Nashville, Tenn. (July 11, 2017)—HealthStream, Inc. (NASDAQ: HSTM), a leading provider of workforce, patient experience, and provider solutions for the healthcare industry, today announced changes to the Company’s management team.

Highlights:

Jeff Cunningham joins HealthStream as SVP & Chief Technology Officer;
Jeff Doster appointed SVP & Chief Information Officer;
Tom Schultz, SVP, Sales, to leave the Company to pursue other opportunities;
Scott Fenstermacher promoted to VP & Head of Sales.

“The U.S. healthcare industry continues to make HealthStream the preeminent source for workforce development with its strong embrace of our platform applications and wide variety of clinical, business, and compliance solutions,” said Robert A. Frist, Jr., Chief Executive Officer, HealthStream. “To support the Company’s growth, we are expanding our technology leadership within the management team as we also promote an executive to lead our sales organization.”

Jeff Cunningham will join HealthStream on July 17th as Senior Vice President (SVP) and Chief Technology Officer (CTO). As CTO, Jeff will assume executive oversight of the Company’s core technology platform and all of the development teams involving our products and solutions. He will become the Company’s top technical evangelist, connecting customers and stakeholders to where the industry is going—and showing them that HealthStream is the best choice to take them there.

Prior to HealthStream, Jeff was a founder and served as CTO & Chief Strategy Officer for Informatics Corporation of America (ICA), one of the leading Health Information Exchange solution providers in the U.S., where he successfully led the design, development, and delivery of their national scale healthcare interoperability platform and related eHealth solutions. Previous to ICA, Jeff served as CTO for Medibuy/GHX and as a Partner in Computer Sciences Corporation’s eBusiness consulting practice. Across his 20+ years in technology leadership, Jeff has successfully designed and delivered a wide variety of large scale, highly interoperable, data intensive, and intelligence-driven solutions. Additionally, Jeff has served in a number of industry leadership roles supporting the advancement of healthcare technology including the national eHealth Exchange network and the Carequality interoperability framework initiative.

Jeff’s proven success in building healthcare technology solutions that combine advanced service-based architectures, big-data analytics, and ecosystem-wide interoperability will help HealthStream to further its leadership in healthcare workforce solutions and provide a catalyst for establishing an industry-wide platform that brings together customers and business partners across the healthcare landscape.

Jeff Doster, the Company’s current SVP & CTO, will transition to SVP & Chief Information Officer (CIO), a new role at HealthStream. With nine years of tenure at HealthStream, Jeff will now serve as HealthStream’s top technology infrastructure executive, focusing on security, IT operations, and support services. His priorities will be on ensuring optimal cybersecurity, overseeing all management information systems (MIS) and customer relationship management (CRM) systems, streamlining business processes with technology, and collaborating with vendors that supply us with necessary infrastructure solutions. As CIO, Jeff’s managerial oversight will extend to include the Company’s project management office (PMO) and customer-facing application support for our 4.6 million subscribers, which includes implementations, customer support, and professional services, among others.

Tom Schultz, Senior Vice President, Sales, has resigned from the Company to pursue other opportunities. “Tom has served HealthStream extraordinarily well over the last three years as SVP, Sales and we are grateful for his contributions to the Company,” said Robert A. Frist, Jr., Chief Executive Officer, HealthStream. “We wish him the best in his career as he moves forward to new opportunities.”

To lead our sales organization, Scott Fenstermacher, currently serving as Vice President, Solution Sales, has been promoted to Vice President & Head of Sales. Since joining HealthStream in early 2012, Scott’s sales leadership has progressively grown to include many of the Company’s core solution areas, such as compliance, revenue cycle, patient experience, and clinical products—where he has excelled in each. Prior to HealthStream, Scott served as Director, Business Development & Licensing at Lippincott Williams & Wilkins, a major division of Wolters Kluwer Health, a global healthcare publisher. As a dynamic, successful industry veteran in sales of healthcare workforce solutions—both at and prior to HealthStream, Scott brings superb skills and proven leadership to build upon the momentum we have experienced in the marketplace.

“Jeff Cunningham brings outstanding experience and technology leadership to our executive team—and he is joining our Company at a great time as we work to develop and launch disruptive technologies to support healthcare professionals improve healthcare delivery,” said Robert A. Frist, Jr., Chief Executive Officer. “Jeff Doster’s and Scott Fenstermacher’s new positions of CIO and VP & Head of Sales, respectively, underscore our continued commitment to develop our highly skilled leaders. We are excited to have both Scott and Jeff step up to their expanded leadership roles for the Company.”

About HealthStream
HealthStream (NASDAQ: HSTM) is dedicated to improving patient outcomes through the development of healthcare organizations’ greatest asset: their people. Our unified suite of solutions is contracted by, collectively, approximately 4.6 million healthcare employees in the U.S. for workforce development, training & learning management, talent management, credentialing, privileging, provider enrollment, performance assessment, and managing simulation-based education programs. Our research solutions provide valuable insight to healthcare providers to meet HCAHPS requirements, improve the patient experience, engage their workforce, and enhance physician alignment. Based in Nashville, Tennessee, HealthStream has additional offices in Brentwood, Tennessee; Jericho, New York; Boulder; Colorado; Chicago, Illinois; and San Diego, California. For more information, visit http://www.healthstream.com or call 800-933-9293.

This press release includes certain forward-looking statements (statements other than solely with respect to historical fact), including statements regarding expectations for the financial performance for 2017, that involve risks and uncertainties regarding HealthStream. These statements are based upon management’s beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions that forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from future results, performance, or achievements expressed or implied by the forward-looking statements, including, without limitation, as the result of risks referenced in the Company’s Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. Consequently, such forward-looking information should not be regarded as a representation or warranty or statement by the Company that such projections will be realized. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to update or revise any such forward-looking statements.

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